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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported) December 3, 2002


                              GLOBAL MACRO TRUST
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)





        Delaware                   333-67072       36-7362830
----------------------------       ---------       ---------------------------
(State or other jurisdiction       (Commission     (IRS Employer Identification
     of incorporation)             File Number)     No.)



     c/o MILLBURN RIDGEFIELD CORPORATION
     411 West Putnam
     Avenue Greenwich, CT                            06830
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     (Address of principal                           (Zip Code)
      executive offices)


Registrant's telephone number, including area code 203-625-7554
                                                   --- --------

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

ITEM 4.  Changes in Registrant's Certifying Accountant
----     ---------------------------------------------

     (a) On November 27, 2002 the Board of Directors of Millburn Ridgefield Corporation (the "Company"), Managing Owner of Global Macro Trust, dismissed PricewaterhouseCoopers LLP ("PWC") as its independent auditor for Global Macro Trust (the "Fund").

     The reports of PWC on the Fund's financial statements for the period from inception (July 23, 2001) through December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope, or accounting principles.

     During the Fund's most recent fiscal year and during the period from the end of the most recently completed fiscal year through the date of this Form 8-K, the Company has had no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter thereof in its report on the financial statements of the Fund for such period. There were no other reportable events (as defined in paragraph (A) through (D) of Regulation S-K Item 304(a)(1)(v)) during the period from inception (July 23, 2001) through December 31, 2001 and through the date of this Form 8-K.

     The Company, on behalf of the fund, has requested that PWC furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated December 3, 2002 is filed as an Exhibit to this Form 8-K.

     (b) On November 27, 2002 the Board of Directors of the Company approved the engagement of Ernst & Young LLP as independent auditors for the Fund. During the Fund's prior year and the interim period prior to engaging Ernst & Young LLP, the Company has not consulted Ernst & Young LLP, on behalf of the Fund, with respect to any of the matters described in Regulation S-K Item 304(a)(2)(i) or (ii).

     (c)  Exhibits

     Letter of PricewaterhouseCoopers LLP dated December 3, 2002 regarding the disclosure contained in Item 4 of this report of Form 8-K.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MILLBURN RIDGEFIELD CORPORATION,
                                          Managing Owner of GLOBAL MACRO TRUST
                                          (Registrant)


                                          By:  /s/ Gregg Buckbinder
                                             ---------------------------------
                                             Gregg Buckbinder
                                             Senior Vice President and
                                             Chief Operating Officer

Date:  December 3, 2002